EXHIBIT 99.2

                                  TENDER OFFER
                               September 16, 2002

To:   Shareholders of Emerging Delta Corporation and Emerging Gamma Corporation

Delta Gamma Acquisition LLC ("DGA") hereby offers to purchase shares (the "Shares") of Emerging Delta Corporation ("Delta") and Emerging Gamma Corporation ("Gamma") on the terms and conditions stated below and in the accompanying Letters of Acceptance.

You have three choices under the terms of the Tender Offer:

      1. You may elect to stand pat and not tender any Shares. If so, it is not necessary to complete the Letters of Acceptance or take any action.

      2. You may elect to tender 40% of your Shares of both Delta and Gamma at $12.50 per Share.

      3. You may elect to tender 80% of your Shares of both Delta and Gamma at $12.50 per Share.

You must complete Letters of Acceptance for each of Delta and Gamma and tender equal numbers of Delta and Gamma shares; if you do not, the Tender Offer will be deemed not accepted. No minimum number of shares will need to be tendered for completion of the Tender Offer.

This Tender Offer will remain open until 5:00 PM, Central Time, on Tuesday, October 8, 2002, unless extended (the "Expiration Date"). If you wish to accept this Tender Offer, you must complete, execute and deliver the enclosed Letter of Acceptance for each of Delta and Gamma, together with your Delta and Gamma share certificates and any other required documentation, by the Expiration Date to:

                         Jerry W. Jarrell, Escrow Agent
                               17571 Red Oak Drive
                            Houston, Texas 77090-1247

Mr. Jarrell, as Escrow Agent, is disseminating materials and handling such other matters as may be required in connection with the transfer of shares and payment for the shares. Instructions for acceptance of the Tender Offer and completion of all documentation are included in Exhibit A to this Tender Offer and in the Letters of Acceptance. Please read the instructions carefully. If you choose not to accept the Tender Offer, no action on your part is necessary.

Please  see  Exhibit  A,  Terms of the  Offer;  Certain  Information  About  the
Purchaser.

                                         Very truly yours,

                                         Delta Gamma Acquisition LLC

                                         By
                                           --------------------------------
                                                Allen F. Campbell

                                    Exhibit A

SHAREHOLDERS ARE ADVISED TO READ THIS TENDER OFFER AND THE RELATED LETTERS OF ACCEPTANCE, ALL OF WHICH CONTAIN IMPORTANT INFORMATION.

                               TERMS OF THE OFFER

Expiration Date

Upon the terms and subject to the conditions set forth in the Tender Offer (including, if the Tender Offer is extended or amended, the terms and conditions of any extension or amendment), the Purchaser will accept for payment and pay for all Shares that are validly tendered on or prior to the Expiration Date and not theretofore withdrawn. The term "Expiration Date" shall mean 5:00 PM, Central Time, on October 8, 2002, unless and until the Purchaser, in its sole discretion, shall have extended the period of time during which the Tender Offer shall be open, in which event the term "Expiration Date" shall mean the latest time and date at which the Tender Offer, as so extended by the Purchaser, shall expire.

Purchase of Shares

The number of Shares which the Purchaser will purchase pursuant to the Tender Offer will be all Shares properly tendered and not withdrawn prior to the Expiration Date.

Changes to the Tender Offer

If, prior to the Expiration Date, the Purchaser determines to change any term of the Tender Offer, the Tender Offer will be extended for a minimum of ten (10) days.

Dissemination of the Offer to Shareholders

The Company has provided the Purchaser with the Company's shareholder list and security position listings for the purpose of disseminating the Tender Offer to holders of Shares. This Tender Offer, the related Letters of Acceptance and other related materials are being mailed by the Purchaser to record holders of Shares and furnished by the Purchaser to brokers, dealers, commercial banks, trust companies and similar persons whose names, or the names of whose nominees, appear on the shareholder list or, if applicable, who are listed as participants in a clearing agency's security position listing for subsequent transmittal to beneficial owners of the Shares.

Acceptance for Payment and Payment

Upon the terms and subject to the conditions of the Tender Offer (including, if the Tender Offer is extended or amended, the terms and conditions of any such extension or amendment), the Purchaser will purchase, by accepting for payment, and will pay for, all Shares validly tendered on or prior to the Expiration Date and not properly withdrawn, as soon as practicable after the Expiration Date.

Payment for Shares accepted for payment pursuant to the Tender Offer will be made only after timely receipt by the Escrow Agent of (i) certificates for such Shares pursuant to the procedures set forth below; (ii) Letters of Acceptance, properly completed and duly executed, with any required guarantees; and (iii) all other documents required by the Letters of Acceptance.

For purposes of the Tender Offer, the Purchaser will be deemed to have accepted for payment, and thereby purchased, tendered Shares as, if and when the Purchaser gives oral or written notice to the Escrow Agent of its acceptance for payment of such Shares pursuant to the Tender Offer. Payment for Shares accepted for payment pursuant to the Tender Offer will be made by deposit of the offer price therefore with the Escrow Agent, who will act as agent for the tendering shareholders for the purpose of receiving payment from the Purchaser and transmitting payment to tendering shareholders. In no circumstances will interest be paid on the purchase price of the Shares by the Purchaser, regardless of any delay in making such payment.

If any tendered Shares are not accepted for payment or paid for pursuant to the terms and conditions of the Tender Offer for any reason or are not paid for because of invalid tender, or if certificates are submitted for more Shares than are tendered, certificates for any such unpurchased Shares will be returned, without expense to the tendering shareholder as promptly as practicable after the expiration, termination or withdrawal of the Tender Offer.

Procedure for Accepting the Tender Offer and Tendering Shares

For a shareholder to tender Shares validly pursuant to the Tender Offer, a Letter of Acceptance for each of Delta and Gamma, properly completed and duly executed, together with any required signature guarantees and all other documents required by each such Letter of Acceptance, must be transmitted to and received by the Escrow Agent at the address set forth on the cover of this Tender Offer. In addition, either (i) the certificates for such tendered Shares together with the Letters of Acceptance must be received by the Escrow Agent, or
(ii) the tendering shareholder must check the appropriate lost share certificate box on the Letter of Acceptance and, once contacted by the Emerging Companies' Stock Transfer Agent, complete any required lost certificate documentation.

THE METHOD OF DELIVERY OF SHARES, THE LETTERS OF ACCEPTANCE AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF SUCH SHARES. IF SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Signature Guarantees

Signatures on all Letters of Acceptance must be guaranteed by a firm that is a member of a registered national securities exchange or of the National
Association of Securities Dealers, Inc. ("NASD"), or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares that has not completed the box entitled "Special Delivery Instruction" or the box entitled "Special Payment Instructions" on the Letters of Acceptance, or (ii) for the account of an Eligible Institution. See Instruction 1 of the Letters of Acceptance.

Backup Withholding

To prevent federal income tax backup withholding on payments made to holders of Shares (excluding corporations and certain foreign individuals) with respect to the purchase price of the Shares purchased pursuant to the Tender Offer, each such shareholder must, by completing the Substitute form W-9 included in the Letters of Acceptance, provide the Escrow Agent with his correct taxpayer identification number (Social Security number or employer identification number) and certify that such number is correct and that he is not subject to backup federal income tax withholding. See Instruction 9 to each Letter of Acceptance.

Power of Attorney and Proxy

By executing a Letter of Acceptance for each of Delta and Gamma, a shareholder tendering Shares pursuant to the Tender Offer irrevocably appoints designees of the Purchaser as his attorneys-in-fact and proxies in the manner set forth in the applicable Letter of Acceptance with respect to the Shares, each with full power of substitution, to the full extent of such shareholder's rights with respect to the Shares tendered by such shareholder and accepted for payment by the Purchaser and with respect to any and all other Shares or other securities issued or issuable in respect of such Shares on or after the date of this Tender Offer. All such powers of attorney and proxies will be considered irrevocable and coupled with an interest in such tendered Shares. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment. Upon such appointment, all prior powers of attorney and proxies given by such shareholder with respect to those Shares will be, without further action, revoked, and no subsequent powers of attorney and proxies may be given by such shareholder or subsequent written consents executed (and, if given or executed, will be deemed ineffective). The designees of the Purchaser will be empowered to, among other things, exercise all voting and other rights of such shareholder with respect to the Shares as such designees, in their sole discretion, may deem proper, including such voting and other rights existing at any annual, special, adjourned or postponed meeting of the Company's shareholders, or in connection with any action by written consent in lieu of any such meeting, or otherwise.

Determination of Validity

All questions as to the validity, form, eligibility (including timeliness of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, in its sole discretion, which determination shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of any particular Shares determined by it not to be in proper form or the acceptance of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Tender Offer or any defect or irregularity in any tender of Shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders. The
Purchaser's interpretation of the terms and conditions of the Tender Offer (including the Letters of Acceptance and the instructions thereto) will be final and binding on all parties.

Binding Agreement

A tender of Shares pursuant to any of the procedures described above will constitute the tendering shareholder's acceptance of the terms and conditions of the Tender Offer and will constitute a binding agreement between the tendering shareholder and the Purchaser.

Withdrawal Rights

Except as otherwise provided in this Section, all tenders of Shares made pursuant to the Tender Offer are irrevocable. Shares tendered pursuant to the Tender Offer may be withdrawn at any time prior to the Expiration Date.

For a withdrawal to be effective, a written, telegraphic, or facsimile transmission notice of withdrawal must be timely received by the Escrow Agent at the address set forth on the cover of this Tender Offer. Any notice of withdrawal must specify the name of the person having tendered the Shares to be withdrawn, the number and type of Shares to be withdrawn and the names in which certificates representing such Shares are registered, if different from that of the person who tendered such Shares.

All questions as to the form and validity (including timeliness of receipt) of any notice of withdrawal will be determined by the Purchaser, in its sole discretion, and its determination will be final and binding on all parties.

Certain Federal Income Tax Consequences

The discussion of certain federal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code"), that is set forth below is for general information only and does not constitute a complete discussion of all tax consequences of the Tender Offer. This discussion does not purport to deal with all aspects of taxation that may be relevant to particular shareholders in light of their personal investment circumstances or to certain types of shareholders subject to special treatment under the federal income tax laws (including, without limitation, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, foreign corporations, or taxpayers subject to the alternative minimum tax), nor are any aspects of state, local or foreign tax laws discussed herein. Further, the discussion does not address federal income tax consequences to shareholders who are or were employees of the Company and who acquired Shares pursuant to the exercise of a stock option or other compensatory transaction.

THE FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS FOR GENERAL INFORMATION ONLY. EACH SHAREHOLDER IS URGED TO CONSULT HIS OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF DISPOSITIONS OF SHARES PURSUANT TO THE TENDER OFFER.

The receipt by a shareholder of cash for Shares pursuant to the Tender Offer will be a taxable transaction for federal income tax purposes under the Code, and also may be a taxable transaction under applicable state, local and other tax laws. A tendering shareholder will generally recognize gain or loss equal to the difference between the amount of cash received by the shareholder pursuant to the Tender Offer in exchange for his Shares and the adjusted tax basis in such Shares. Such gain or loss generally should be a capital gain or loss if the Shares are a capital asset in the hands of the shareholder and will be long-term if the Shares have a holding period of more than one year at the time of their exchange for cash pursuant to the Tender Offer.

No ruling has been or will be requested from the Internal Revenue Service as to any of the tax effects discussed above.

                               CERTAIN INFORMATION
                               ABOUT THE PURCHASER

Please see Delta's and Gamma's Form 10-KSB for the fiscal year ended March 31, 2002, Form 10-QSB for the quarter ended June 30, 2002, and Form 8-K dated August 9, 2002, for background information, including discussion of relevant risks.


Delta Gamma Acquisition LLC

Delta Gamma Acquisition LLC, a Texas limited liability company ("DGA"), has been formed by Allen Campbell for the sole purpose of acquiring shares of Emerging Delta Corporation ("Delta") and Emerging Gamma Corporation ("Gamma") (together, the "Emerging Companies").

Allen Campbell is the controlling person of DGA. Other individuals or entities may become shareholders of DGA.

Proposed Directors

Prior to the Closing Date, with the exception of Jerry W. Jarrell, the current directors of both Emerging Companies have agreed that they shall, effective on the Closing Date, (i) tender their resignations and (ii) vote for a new slate of directors nominated by Allen Campbell to fill the respective Board vacancies resulting from the resignations.

Jerry W. Jarrell
----------------

Jerry will remain as Chief Financial Officer, Secretary and Director of both Emerging Companies. Jerry has served as our Chief Financial Officer and a Director since inception in February 1993. From May 1998 to September 2000, he was a non-executive Director of Independent Energy Holdings PLC. From April 1991 to May 1998, Mr. Jarrell was an Executive Director and Chief Financial Officer of Independent Energy. In September 2000, Independent Energy became the subject of a receivership proceeding under U.K. law. He served as Chief Financial Officer for the Woodson Companies, an oil field construction company, from 1977 to 1990. From 1971 to 1977, he was Secretary-Controller for Offshore Logistics. From 1966 to 1971, he was a Certified Public Accountant with Arthur Andersen and Company, and holds a B.S. degree in accounting from Louisiana Tech University.

The new directors which Allen Campbell proposes to nominate are:

Allen F. Campbell
----------------

Allen will be the new Chief Executive Officer and Chairman of the Board of both companies.

Allen, who was born in 1942, is a general businessman and resides in Austin, Texas. Allen holds the following degrees: BA, College of Wooster (1964); JD, Columbia University (1967); MBA, University of Chicago (1972).

Allen is licensed as an attorney in Ohio and New Jersey (inactive in both states). His primary experience as a practicing attorney was with Taft, Stettinius & Hollister, a leading firm in Cincinnati, Ohio, where he handled general corporate matters with a specialty in antitrust planning and litigation.

Allen has experience as an investment banker. He was an associate in the Corporate Finance department of Bear Stearns & Co., New York City, and was Vice President and Director of the Corporate Finance Department of Schneider Bernet & Hickman, a regional investment banking firm headquartered in Dallas, Texas.

Allen also has experience as a consultant with the international technology and management consulting firm, Arthur D. Little & Co., of Cambridge, Massachusetts.

Allen has been an independent businessman since January 1, 1980. He was the founder and chairman of International Murex Technologies, a biotechnology company principally well-known for the innovative SUDS(TM) rapid AIDS diagnostic test for AIDS. As Chairman and controlling shareholder, he provided and/or arranged all funding and developed the company's strategic plan. Murex was eventually sold to Abbott Labs. He has owned or been the co-principal of several other businesses, in various fields including financial services and magazine publishing.

For the past five years, Allen has been engaged in general financial consulting (including consulting with a mergers and acquisitions and financial advisory services firm), investment portfolio management (as a program partner with an institutional registered investment advisory firm), and personal investments.

Dermot S.L. Butler
------------------

Dermot Butler, who was born in 1941, has more than 33 years experience in the financial services industry. He has worked variously as both a stockbroker and stock jobber (market maker) on the London Stock Exchange, and subsequently, as a commodity broker and as a principal dealer in commodity options on the London Metal and London Commodity Exchanges.

He joined GC Douglas Metals ("GCD"), a metals and commodity broker and agent of Rudolf Wolff, a founder member of the London Metal Exchange, in 1970 and was appointed a Director in 1971. In 1978 he and two colleagues from GCD formed DSB Finance Ltd., a commodity broker and consultant, specializing in commodity options.

Dermot Butler was a member of the London Metal Exchange's Sub-Committees on option regulation, which liaised between the London Metal Exchange, the UK Department of Trade and Industry and the US Commodity Futures Trading Commission.

The business of DSB Finance Ltd. was purchased by McDonnell & Co. (London) Ltd. in 1986. Dermot Butler became Chairman of McDonnell & Co. (London) Ltd., a wholly owned subsidiary of the Bermudian based fund management group, McDonnell & Co. Ltd., of which he was a founder shareholder and where he was responsible for product development and marketing. McDonnell & Co. Ltd., which introduced the "McD" range of alternative investment and hedge funds, was one of the first, if not the first, fund management group to totally out-source all of its investment management functions. By the end of 1988, the McD range of six funds had grown to over US$100 million in assets.

Early in 1989 Dermot Butler moved to Dublin and established the Custom House Group of Companies, of which he is Chairman. Today, the primary company in the group, Custom House Administration and Corporate Services Ltd., assists clients

                                 Paage 7 of 10
in the establishment of specialist offshore alternative investment and hedge funds, and currently acts as administrator to over one hundred and eighty such funds.

Dermot Butler is a regular speaker at conferences in the US and Europe and has authored numerous articles, on various aspects of the alternative investment and hedge fund industry. He is a director of a number of companies in the financial services industry, several of which are listed on the Irish Stock Exchange, including GE Funds plc and GE Asset Management (Ireland) Limited. He is a member of MFA (The Managed Funds Association) in the USA and the Deputy Chairman of AIMA (The Alternative Investment Management Association).

Paul Allred
----------

Paul Allred, 38 years of age, is a corporate lawyer in private practice in Dallas, Texas.

Paul's major area of special expertise is software, Internet and e-commerce transactions. He also has experience in the areas of business transactions, business litigation, organization of business entities, representation of debtors and creditors in bankruptcy matters, representation of taxpayers regarding IRS collections, and ss.1031 tax-deferred exchange real estate transactions.

Paul has had an extended professional relationship with Rare Medium Group, Inc. From the spring of 1999 through the end of 2001, he served full-time as Vice President Legal Affairs (general counsel) of Rare Medium, Inc., the sole operating subsidiary of Rare Medium Group, which engaged in the business of Internet consulting and services. In this capacity, Allred oversaw all legal aspects of Rare Medium's growth from less than a hundred employees in the beginning of 1999 to almost 1200 employees in 2000 and revenues of $110 million. Rare Medium grew from three U.S. offices to its peak of 22 offices internationally including London, Singapore, Sydney and Toronto. In connection with the decision of Rare Medium Group to re-deploy assets away from Internet consulting and development, Paul has been representing the company in connection with the winding up of the affairs of the operating subsidiary, Rare Medium, Inc.

Paul has also been a frequent guest panelist and speaker at continuing legal education and Internet-related programs and seminars throughout Texas.

His special interests include computer, internet and wireless technologies, and he is a private investor in those fields.

He holds a J.D. degree from Baylor Law School, a B. A. in accounting from Southern Methodist University, and is licensed to practice law in Texas as well as before the U.S. Tax Court, the U.S. Court of Claims, and all U.S. District Courts in Texas.

Paul resides in Dallas, Texas with his wife and two young sons.

Plans for the Companies

The ultimate business purpose which new management has for the Emerging Companies is the realization of increased value for the shareholders of each and their shares.

To that end, the new management team intends to seek out merger/acquisition candidates. In connection with that, the Emerging Companies will establish and maintain an Internet website for informational purposes.

If management is successful in effecting such a merger or acquisition for either or both of the Emerging Companies, it is expected that new shares will be issued to the owners of the acquired business and that the number of such new shares will probably be in excess of the number of shares presently outstanding, which will result in the new owners having majority control, perhaps as much as 90% or more, of the business. It is likely that the owners of the acquired business will want to change the directors and officers. One or more of Messrs. Campbell, Butler, Allred or Jarrell may be asked to remain as directors or officers, and if that occurs, it will be considered at that time.

Upon the completion of a merger or acquisition for either Emerging Company, if any, management intends to arrange for the shares of the resulting company to be listed for trading in the over-the-counter market or, if qualified, on NASDAQ. No assurance can be given that such listing or trading will be accomplished.

Conflicts of Interest

Certain conflicts of interest will continue to exist between the Emerging Companies and their officers and directors due to the fact that each has other business interests to which he devotes his primary attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Companies. No officer, director or 5% greater stockholder of Delta or Gamma is an officer, director or 5% or greater stockholder of any other blind pool/blank check company other than the Emerging Companies.

Upon presentation of a business opportunity to either Emerging Company's officers and directors, such persons may face a conflict of interest in determining which of the Emerging Companies will receive the business opportunity. The Emerging Companies have adopted a policy that all potential business opportunities will first be presented to Delta, until that corporation has entered into a definitive merger or acquisition agreement, and then to Gamma.

The Emerging Companies have not established policies or procedures for the resolution of other current or potential conflicts of interests between either Emerging Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Emerging Companies, and failure by management to conduct either Emerging Company's business in its best interest may result in liability to the management. The officers and directors are accountable to each Emerging Company as fiduciaries, which means that they are required to exercise good faith and integrity in handling each Emerging Company's affairs. Shareholders who believe that Delta or Gamma has been harmed by failure of an officer or director to appropriately resolve any conflict of interest may, subject to applicable rules of civil procedure, be able to bring a class action or derivative suit to enforce their rights and the Company's rights.

The Emerging Companies do not intend to acquire any business opportunity of which with any officer, director, or 5% or greater shareholder of the Emerging Company is also an officer, director, or 5% or greater shareholder. In the event that such a related party transaction is contemplated, the Emerging Company will first obtain the approval of a majority of the Emerging Company's stockholders excluding those stockholders who have a financial interest in the transaction.

Stock Options

In connection with this transaction, the Emerging Companies will cancel all stock options that Messrs, Keenan, Chaffe and Killeen have in Delta and Gamma. Those options, exercisable at $15 per share, and expiring in February 2003, entitle the holders to purchase a total of 4,300 shares in each Emerging Company. The holders are Keenan (2,600 shares of each Emerging Company), Chaffe (1,200 shares of each Emerging Company), and Killeen (500 shares of each Emerging Company). Allen Campbell will be granted new options for the same number of shares and on the same terms as the canceled options, except that the options will not expire until October 2007. Jerry Jarrell will retain 125 shares of each Emerging Company and options entitling him to buy 2,000 shares of each Emerging Company at $12.00 per share, expiring in February 2004.

Cautionary Statements

Finding and effecting a merger or acquisition can take many years. No assurance can be given that Delta or Gamma will be able to effect a merger or acquisition, or that, if a merger or acquisition is effected, that the resulting business will be successful, or that if the business is successful, that the shares of the company will trade at attractive prices or in reasonable volume.

Today's financial market conditions are especially difficult for small to intermediate size companies. There can be no assurance that the Emerging Companies will be able to obtain financing on attractive terms or any terms.

The shares of Delta and Gamma are and will continue to be speculative investments. The shareholders should recognize that their shares may not increase in value, may decline in value or may lose their value entirely.


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